UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 2, 2009


                      FREEHAND SYSTEMS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                  1-17963                 11-2906904
 (State or other jurisdiction      (Commission             (IRS Employer
       of incorporation)           File Number)          Identification No.)


                 95 First Street, Suite 200, Los Altos CA 94022
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (650) 941-0742


                                 Not applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   Results of Operations and Financial Condition.

         The registrant has not been current in its financial reporting obligations under the Securities Exchange Act of 1934 since the filing of its Quarterly Report on Form 10-Q for the three and nine-month periods ended December 31, 2007.

         On July 2, 2009 the registrant issued a press release to provide an update on its business operations, its status as a reporting company, risks facing its business and certain summary financial information. The press release included summary unaudited financial information regarding the registrant's consolidated results of operations, cash flows and balance sheet information as of the end of its fiscal years ended March 31, 2009 and March 31, 2008. The summary information is unaudited and has not been reviewed by the Registrant's independent public accounting firm. A copy of the press release is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

ITEM 8.01   Other Events.

         The information contained in Item 2.02 is incorporated by reference herein.

ITEM 9.01   Financial Statements and Exhibits

   (d)   Exhibits

         No.      Description
         -----    -----------------------------------------------------
         99.1     Press Release dated July 2, 2009


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 2, 2009                           FREEHAND SYSTEMS INTERNATIONAL, INC.

                                       By: /s/ Kim A. Lorz
                                           ------------------------------------
                                           Kim A. Lorz
                                           Chief Executive Officer


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